1 NFE ULCA – Third Amendment Agreement 1142819.02-CHISR01A - MSW Execution Version THIRD AMENDMENT AGREEMENT This AMENDMENT AGREEMENT, dated as of May 17, 2024 (this “Amendment”) is entered into by NEW FORTRESS ENERGY INC., a Delaware corporation (the “Borrower”), the Guarantors party to the ULCA and NATIXIS, NEW YORK BRANCH and each of the other Lenders (as defined in the ULCA) party hereto. PRELIMINARY STATEMENT A. Reference is made to that certain Uncommitted Letter of Credit and Reimbursement Agreement, dated as of July 16, 2021 (as amended, supplemented or otherwise modified prior to the date hereof, the “ULCA”), by and among Borrower, the Guarantors party thereto from time to time, Natixis, New York Branch, as administrative agent (the “Administrative Agent”), Natixis, New York Branch, as ULCA Collateral Agent (as defined in the ULCA), the Lenders party thereto from time to time and the Issuing Banks party thereto from time to time. B. The Borrower, the Guarantors and the Lenders party hereto, constituting Required Lenders, desire to amend the ULCA on the terms and subject to the conditions set forth in this Amendment. C. Section 9.1 of the ULCA provides that the Required Lenders, the Borrower and each other Loan Party who is a party to the ULCA may amend the ULCA in the manner set forth in this Amendment. NOW THEREFORE, in consideration of the premises and mutual covenants set forth in this Amendment, the parties hereto agree as follows: Section 1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the ULCA. Section 1.2 (Other Definitional Provisions; Rules of Construction) of the ULCA apply to this Amendment, mutatis mutandis. Section 2. Amendments to the ULCA. Effective from and after the date hereof, upon the satisfaction of the conditions set forth in Section 4 hereof and the occurrence of the Amendment Effective Date (as defined below): 2.1 Section 1.1 of the ULCA is hereby amended by adding the following term in alphabetical order: “Third Amendment Effective Date”: May 17, 2024. 2.2 Section 2.4(a) of the ULCA is hereby amended to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as follows: “(a) Requests for Extension. The Borrower may, by notice to the Administrative Agent (who shall promptly notify the Lenders) not later than (i) June 3, 2024 and (ii) during any calendar year thereafter, 60 days prior to the subsequent anniversary of the date of this Agreement occurring during such calendar year (each such date, an “Extension Date”), request that each Lender extend the then-current Maturity Date (the “Applicable Maturity Date”) to the date falling 364 days after the Applicable Maturity Date (such date that is 364 days after such Applicable Maturity Date, the “Extended Maturity Date”); provided that, notwithstanding the foregoing, no more than three (3) extensions of the Maturity Date shall be permitted hereunder after the Third Amendment Effective Date.”

2 NFE ULCA – Third Amendment Agreement 1142819.02-CHISR01A - MSW 2.3 The lead-in to Section 2.4(e) of the ULCA is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) set forth below as follows: “(e) Notwithstanding the foregoing, no more than one (1) extension of the Maturity Date shall be permitted hereunder and (y) any extension of any Maturity Date pursuant to Section 2.4(a) shall not be effective with respect to any Lender unless:”. 2.4 Section 2.8(a) of the ULCA is hereby amended: (i) to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and (ii) to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as follows: “(a) Request for Total LC Limit Increase. The Borrower may, by notice to the Administrative Agent (who shall promptly notify the Lenders), request an increase in the Total LC Limit (each such increase, a “Total LC Limit Increase”) for an aggregate amount (for all such requests) not exceeding $200100,000,000; provided that (i) any such request for a Total LC Limit Increase shall be in a minimum amount of the lesser of (x) $25,000,000 (or such lesser amount as may be approved by the Administrative Agent) and (y) the entire remaining amount available under this Section, (ii) Borrower acknowledges that it previously requested two Total LC Limit Increases of (x) $75,000,000 (which became effective in February 2023) and (y) $25,000,000 (which became effective in November 2023) and (iii) the Borrower shall make no more than a total of three (3) two (2) additional requests in the aggregate for an LC Limit Increase under this Section.”. 2.5 All other terms of the ULCA shall not be amended, modified or otherwise affected by this Amendment. Section 3. Representations and Warranties. Borrower and each Guarantor hereby represent and warrant to the Lenders that, as of the Amendment Effective Date (both immediately before and immediately after the execution and delivery of this Amendment) (A) this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights generally and general principles of equity (whether considered in a proceeding in equity or law), (B) no Reimbursement Obligations are outstanding, (C) no Default or Event of Default has occurred and is continuing or will result from the transactions contemplated by this Amendment, and (D) the representations and warranties contained herein and in the other Loan Documents are true and correct in all material respects, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text hereof.

3 NFE ULCA – Third Amendment Agreement 1142819.02-CHISR01A - MSW Section 4. Effectiveness. This Amendment, shall become effective upon the date (such date, the “Amendment Effective Date”): (i) the Administrative Agent shall have received from the Borrower, each other Loan Party and Lenders constituting the Required Lenders a duly executed counterpart of this Amendment; and (ii) the representations and warranties contained herein shall be true and correct in all material respects, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text hereof. Section 5. Effect of Amendment. (a) Upon the Amendment Effective Date, from and after the date hereof (i) each reference in the ULCA to “this Agreement”, “hereunder”, “hereof” or words of like import, referring to the ULCA, and each reference in each other Loan Document to “the ULC Agreement”, “the ULCA”, “thereunder”, “thereof” or words of like import referring to the ULCA, shall mean and be a reference to the ULCA as amended by this Amendment and (ii) this Amendment shall be deemed to be a Loan Document for all purposes of the ULCA (as amended by this Amendment) and the other Loan Documents. (b) Except as specifically set forth in this Amendment, the ULCA and other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legally valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its respective terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights generally and general principles of equity (whether considered in a proceeding in equity or law). The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any Default or Event Default, or of any right, power or remedy of the Issuing Bank under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. Section 6. General. (a) GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (b) This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. (c) The provisions of Sections 9.12 and 9.16 of the ULCA are hereby incorporated by reference, mutatis mutandis, as if set forth in full herein.

4 NFE ULCA – Third Amendment Agreement 1142819.02-CHISR01A - MSW (d) The headings of this Amendment are used for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment. [remainder of page intentionally left blank]

NFE ULCA- Third Amendment Agreement IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written. NEW FORTRESS ENERGY INC., as the Borrower By: /s/Christopher Guinta_________ Name: Christopher S. Guinta Title: Chief Financial Officer NEW FORTRESS INTERMEDIATE LLC By: /s/Christopher Guinta_________ Name: Christopher S. Guinta Title: Chief Financial Officer NFE ATLANTIC HOLDINGS LLC By: /s/Christopher Guinta_________ Name: Christopher S. Guinta Title: Chief Financial Officer

NFE ULCA- Third Amendment Agreement AMERICAN ENERGY LOGISTICS SOLUTIONS LLC ATLANTIC ENERGY HOLDINGS LLC BRADFORD COUNTY DEVELOPMENT HOLDINGS LLC BRADFORD COUNTY GPF HOLDINGS LLC BRADFORD COUNTY GPF PARTNERS LLC BRADFORD COUNTY POWER HOLDINGS LLC BRADFORD COUNTY POWER PARTNERS LLC BRADFORD COUNTY TRANSPORT HOLDINGS LLC BRADFORD COUNTY TRANSPORT PARTNERS LLC ISLAND LNG LLC LA DEVELOPMENT HOLDINGS LLC LA REAL ESTATE HOLDINGS LLC LA REAL ESTATE PARTNERS LLC LNG HOLDINGS LLC NEW FORTRESS ENERGY MARKETING LLC NEW FORTRESS ENERGY HOLDINGS LLC NFE ANDROMEDA CHARTERING LLC NFE ANGOLA HOLDINGS LLC NFE BCS HOLDINGS (A) LLC NFE BCS HOLDINGS (B) LLC NFE EQUIPMENT HOLDINGS LLC NFE EQUIPMENT PARTNERS LLC NFE GHANA HOLDINGS LLC NFEGHANAPARTNERSLLC NFE GLOBAL SHIPPING LLC NFE GRAND SHIPPING LLC NFE HONDURAS HOLDINGS LLC NFE INTERNATIONAL LLC NFE INTERNATIONAL SHIPPING LLC NFE ISO HOLDINGS LLC NFE ISO PARTNERS LLC NFE JAMAICA GP LLC NFE LOGISTICS HOLDINGS LLC NFE MANAGEMENT LLC NFE NICARAGUA DEVELOPMENT PARTNERS LLC NFE NICARAGUA HOLDINGS LLC By: /s/Christopher Guinta_________ Name: Christopher S. Guinta Title: Chief Financial Officer

NFE ULCA- Third Amendment Agreement NFE NORTH TRADING LLC NFE PIONEER 1 LLC NFE PIONEER 2 LLC NFE PIONEER 3 LLC NFE PLANT DEVELOPMENT HOLDINGS LLC NFE RIG HOLDINGS LLC NFE SOUTH POWER HOLDINGS LLC NFESUB LLC NFE TRANSPORT HOLDINGS LLC NFE TRANSPORT PARTNERS LLC NFE US HOLDINGS LLC PA DEVELOPMENT HOLDINGS LLC PA REAL ESTATE HOLDINGS LLC PA REAL ESTATE PARTNERS LLC TICO DEVELOPMENT PARTNERS HOLDINGS LLC TICO DEVELOPMENT PARTNERS LLC By: /s/Christopher Guinta_________ Name: Christopher S. Guinta Title: Chief Financial Officer

NFE ULCA- Third Amendment Agreement AMERICAN LNG MARKETING LLC LNG HOLDINGS (FLORIDA) LLC By: /s/Christopher Guinta_________ Name: Christopher S. Guinta Title: Chief Financial Officer

NFE ULCA- Third Amendment Agreement ATLANTIC DISTRIBUTION HOLDINGS SRL ATLANTIC POWER HOLDINGS SRL ATLANTIC ENERGY INFRASTRUCTURE HOLDINGS SRL ATLANTIC PIPELINE HOLDINGS SRL ATLANTIC TERMINAL INFRASTRUCTURE HOLDINGS SRL By: /s/Christopher Guinta_________ Name: Christopher S. Guinta Title: Chief Financial Officer ATLANTIC POWER HOLDINGS LIMITED NFE BERMUDA HOLDINGS LIMITED NFE INTERNATIONAL HOLDINGS LIMITED* NFE NORTH HOLDINGS LIMITED NFE SOUTH HOLDINGS LIMITED By: /s/Christopher Guinta_________ Name: Christopher S. Guinta Title: Director *incorporated under Bermuda law NFE SHANNON HOLDINGS LIMITED By: /s/Christopher Guinta_________ Name: Christopher S. Guinta Title: Director NFE NORTH DISTRIBUTION LIMITED NFE NORTH HOLDINGS LIMITED NFE NORTH TRANSPORT LIMITED NFE SOUTH HOLDINGS LIMITED NFE SOUTH POWER TRADING LIMITED By: /s/Christopher Guinta_________ Name: Christopher S. Guinta Title: Director AMAUNET, S. DE R.L. DE C.V. NFENERGIA MEXICO, S. DE R.L. DE C.V. NFENERGIA GN DE BCS, S. DE R.L. DE C.V. NFE PACIFICO LAP, S. DE R.L. DE C.V. NFE BCS MEXICO HOLDINGS, S. DE R.L. DE C.V. By: /s/Christopher Guinta_________ Name: Christopher S. Guinta Title: Legal Representative

NFE ULCA- Third Amendment Agreement NFENERGIA LLC SOLUCIONES DE ENERGIA LIMPIA PR LLC NFE POWER PR LLC ENCANTO EAST LLC ENCANTO WEST LLC ENCANTO POWER WEST LLC By: /s/Christopher Guinta_________ Name: Christopher S. Guinta Title: Authorized Signatory NFE MEXICO HOLDINGS S..A R.L. NFE MEXICO HOLDINGS PARENT S..AR.L. By: /s/Christopher Guinta_________ Name: Christopher S. Guinta Title: Manager By: /s/Brannen Graybill McElmurray_ Name: Brannen Graybill McElmurray Title: Manager NFE NICARAGUA DEVELOPMENT PARTNERS LLC, SUCURSAL NICARAGUA By: /s/Christopher Guinta_________ Name: Christopher S. Guinta Title: Chief Financial Officer NFE GLOBAL HOLDINGS LIMITED By: /s/Christopher Guinta_________ Name: Christopher S. Guinta Title: Director NFE INTERNATIONAL HOLDINGS LIMITED* By: /s/Christopher Guinta_________ Name: Christopher S. Guinta Title: Director *incorporated under the laws of England and Wales NFE MEXICO POWER HOLDINGS LIMITED By: /s/Christopher Guinta_________ Name: Christopher S. Guinta Title: Director

NFE ULCA- Third Amendment Agreement NFE MEXICO TERMINAL HOLDINGS LIMITED By: /s/Christopher Guinta_________ Name: Christopher S. Guinta Title: Director NFE UK HOLDINGS LIMITED By: /s/Christopher Guinta_________ Name: Christopher S. Guinta Title: Director NFE GP LLC By: /s/Christopher Guinta_________ Name: Christopher S. Guinta Title: Chief Financial Officer

NFE ULCA - Third Amendment Agreement NATIXIS, NEW YORK BRANTH, as a Lender By: /s/Paolo Salvi_________ Name: Paolo Salvi Title: Managing Director By: /s/Abraham Edholm_________ Name: Abraham Edholm Title: Director

NFE ULCA – Third Amendment Agreement CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender By: /s/Abdellah Agouzoul_________ Name: Abdellah Agouzoul Title: Director By: /s/Thibault Berger_________ Name: Thibault Berger Title: Managing Director

NFE ULCA – Third Amendment Agreement BANCO SANTANDER, S.A., NEW YORK BRANCH, as a Lender By: /s/Rita Walz-Cuccioli_________ Name: Rita Walz-Cuccioli Title: Executive Director By: /s/Juan Galan_________ Name: Juan Galan Title: Managing Director

NFE ULCA - Third Amendment Agreement HSBC BANK USA, N.A., as a Lender By: /s/Jessica Smith_________ Name: Jessica Smith Title: Director

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender By: /s/Gaurav Mathur_________ Name: Gaurav Mathur Title: Managing Director By: /s/Mirko Mueller_________ Name: Mirko Mueller Title: Director Trade Finance 1142S19.02.Q'IISR0IA-MSW NFE ULCA - Third Amendment Agreement